UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 21, 2006

BANCCAP ASSET SECURITIZATION ISSUANCE CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2006, providing for the issuance of BASIC Asset Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2006-1)

BancCap Asset Securitization Issuance Corp, BASIC Asset Backed Securities Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

________________________________________________________________________

(Exact Name of Issuing Entity)

BancCap Asset Securitization Issuance Corporation

________________________________________________________________________

(Exact Name of Registrant as Specified in its Charter)

BancCap Asset Securitization Issuance Corporation

________________________________________________________________________

(Exact Name of Sponsor as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation	333-97289 (Commission File Number)	03-0469601 (I.R.S. Employee Identification No.)

553 Capital Drive Lake Zurich, Illinois (Address of Principal Executive Offices)		60047 (Zip Code)

Registrant’s telephone number, including area code:  847-540-6554

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

The Registrant registered the issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-97289) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $203,679,000 aggregate principal amount of Class A1, Class A2, Class A3, Class M-1, Class M-2, Class M-3, Class M-4, and Class M-5 Certificates of BASIC Asset Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2006-1 on April 7, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 31, 2006, as supplemented by the Prospectus Supplement dated April 6, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2006, among BancCap Asset Securitization Issuance Corporation, as Depositor, Ocwen Loan Servicing, LLC, as Servicer, U.S. Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.  The “Certificates” consist of the following classes, Class A1, Class A2, Class A3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class P, Class C and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of first lien, fixed-rate and adjustable-rate mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $214,512,779.39 as of March 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

1.1

Underwriting Agreement, dated March 31, 2006, between BancCap Asset Securitization Issuance Corporation, as Depositor, and Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as Underwriters.

4.1

Trust Agreement, dated as of March 1, 2006, among BancCap Asset Securitization Issuance Corporation, as Depositor, Ocwen Loan Servicing, LLC, as Servicer, U.S. Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.1

Sale and Assignment Agreement, dated as of April 7, 2006, between BancCap Asset Securitization Issuance Corporation and BICEP Owner Trust.

99.2

Sale and Assignment Agreement, dated as of April 7, 2006, between BancCap Asset Securitization Issuance Corporation and BICEP Owner Trust II.

99.3

Servicing Agreement, dated as of March 1, 2006, by and among Ocwen Loan Servicing, LLC, as Servicer, U.S. Bank, National Association, as Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, BancCap Advisors, LLC, as Program Administrator and BICEP Owner Trust and BICEP Owner Trust II, as Sellers.

99.4

Interest Rate Swap Agreement, dated as of April 7, 2006, including schedule to the master agreement and confirmation, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the BASIC Asset Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2006-1.

99.5

Custodial Agreement, dated as of April 7, 2006, as amended from time to time, by and among BASIC Asset Backed Securities Trust 2006-1, U.S. Bank, National Association, as Trustee, Wells Fargo Bank, N.A., as Securities Administrator, BICEP Owner Trust and BICEP Owner Trust II, as Sellers and LaSalle Bank, National Association, as Custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCCAP ASSET SECURITIZATION

ISSUANCE CORPORATION

By:

/s/ Michael W. Trickey___________

Name:

Michael W. Trickey

Title:

President

Dated:  April 21, 2006

EXHIBIT INDEX

Exhibit No.

Description

1.1

Underwriting Agreement, dated March 31, 2006, between BancCap Asset Securitization Issuance Corporation, as Depositor, and Credit Suisse  Securities (USA) LLC and Barclays Capital Inc., as Underwriter.

4.1

Trust Agreement, dated as of March 1, 2006, among BancCap Asset Securitization Issuance Corporation, as Depositor, Ocwen Loan Servicing, LLC, as Servicer, U.S. Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.1

Sale and Assignment Agreement, dated as of April 7, 2006, between BancCap Asset Securitization Issuance Corporation and BICEP Owner Trust.

99.2

Sale and Assignment Agreement, dated as of April 7, 2006, between BancCap Asset Securitization Issuance Corporation and BICEP Owner Trust II.

99.3

Servicing Agreement, dated as of March 1, 2006, by and among Ocwen Loan Servicing, LLC, as Servicer, U.S. Bank, National Association, as Trustee, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, BancCap Advisors, LLC, as Program Administrator and BICEP Owner Trust and BICEP Owner Trust II, as Sellers.

99.4

Interest Rate Swap Agreement, dated as of April 7, 2006, including schedule to the master agreement and confirmation, between Credit Suisse International and Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the BASIC Asset Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2006-1.

99.5

Custodial Agreement, dated as of April 7, 2006, as amended from time to time, by and among BASIC Asset Backed Securities Trust 2006-1, U.S. Bank, National Association, as Trustee, Wells Fargo Bank N.A., as Securities Administrator, BICEP Owner Trust and BICEP Owner Trust II, as Sellers and LaSalle Bank, National Association, as Custodian.